                                LEASE AGREEMENT

                             SECURITY PACIFIC PLAZA

THIS LEASE made this  14th  day of  December    , 1994 between WRIGHT
                    --------        ------------
RUNSTAD PROPERTIES L.P., a Delaware limited partnership ("Landlord"), and
DATA DIMENSIONS, INC., a Delaware corporation              ("Tenant").
-----------------------------------------------------------

As parties hereto, Landlord and Tenant agree:

1. LEASE DATA AND EXHIBITS: The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:

     (a) BUILDING: Known as Security Pacific Plaza, Bellevue, Washington, or such other name as Landlord may designate from time to time, situated on a portion of the real property more particularly described in Section 2 hereof, with an address of 777 - 108th Avenue N.E., Bellevue, Washington 98004.

     (b) PREMISES: Consisting of the floor area on the twentieth (20th) floor(s) of the Building, as outlined on the floor plan(s) attached hereto as Exhibit A, including tenant improvements, if any, as described in Exhibit B.

     (c) RENTABLE AREA OF PREMISES:   841    net rentable square feet.
                                   ---------
     (d) TENANT'S PERCENTAGE OF THE BUILDING: .21    %, calculated by
                                             ---------
dividing the net rentable area of the Premises by the net rentable area of
the Building(   404,154    net rentable square feet). In the event the net
             --------------
rentable area of the Premisies or the net rentable area of the Building is altered, Landlord may adjust "Tenant's Percentage of the Building" to properly reflect such event.

     (e) BASIC PLANS DELIVERY DATE:      Completed   .
                                    ------------------
         FINAL PLANS DELIVERY DATE:      Completed    .
                                    ------------------

     (f) COMMENCEMENT DATE:    February 1, 1995      or such earlier or later
                           --------------------------
date as provided in Section 3 hereof.

     (g) EXPIRATION DATE:     June 30, 1997      .
                         -------------------------

     (h) RENT: The amount(s) specified in Paragraph   1   of Exhibit C hereto
                                                   -------
in accordance with Section 5 hereof.

     (i) SECURITY DEPOSIT: $     N/A      .
                            --------------

     (j) PARKING: Tenant shall have the right to lease parking spaces in or near the Building in accordance with the terms of Paragraph 2 of Exhibit C
                                                           -----
hereto.

     (k) NOTICE ADDRESSES:

         Landlord:   Wright Runstad Properties L.P.
                     777 108th Avenue Northeast
                     Suite 2050
                     Bellevue, Washington 98004-5118

         Tenant:     Data Dimensions, Inc.
                     ----------------------------------
                     777 108th Avenue N.E., Suite 2070
                     ----------------------------------
                     Bellevue, Wa 98004
                     ----------------------------------

                                   EXHIBIT C

                           Addendum to Lease between
                    Wright Runstad Properties L.P. (Landlord)
                                      and
                         Data Dimensions, Inc. (Tenant)

                            ADDITIONAL LEASE TERMS

1.  RENT.

    The base rental for the Premises shall be Twenty-One Dollars ($21.00) per net rentable square foot per annum. Rent shall commence on the Commencement Date specified in Section 1(f) of the Lease hereto.

    The total annual base rent (base rental rate per net rentable square foot per year multiplied by net rentable area of the Premises) shall be paid in 12 equal monthly payments and shall be payable in accordance with
    Section 5 of this Lease. Rent shall be adjusted from time to time pursuant to the terms of Sections 8 and 9 of this Lease.

2.  PARKING.

    Tenant shall have the right to lease one (1) unassigned parking space in the Building garage during the initial Lease term at the market rate, which rate is subject to change from time to time as determined by Landlord. Initially, the rate shall be Eighty Dollars ($80.00) per month per month per space plus applicable sales tax.

    In accordance with the City of Bellevue's policy to minimize the use of single occupant vehicles and to generally reduce parking requirements in the Central Business District, Tenant will participate in Landlord's transportion management program.


    Parking is leased subject to the rules of Landlord, garage operator and the City of Bellevue.

3.  PAYMENT OF TENANT IMPROVEMENTS.

    Pursuant to Exhibit B, Section II of this Lease, Tenant shall be liable for the payment of all costs for the improvements made in the Premises in accordance with the space plan prepared by Connell Design Group dated December 5, 1994. Tenant shall also be liable for the payment of additional costs incurred for the improvements, including change orders. Landlord hereby acknowledges that it has received payment in the amount of $7,000.00 to be applied to such improvement costs. Tenant shall pay Landlord the outstanding balance according to the following schedule:

        Payment Date                                Payment Amount
        ------------                                --------------
        January 19, 1995                                $7,000.00
        February 1, 1995                               Balance due

    Upon Landlord's receipt of final costs of the improvements, Landlord shall send to Tenant a statement of such final costs and shall adjust the final payment accordingly.

                               Wright Runstad & Company
                                    Lease Summary
                                SECURITY PACIFIC PLAZA

                                          Date:                   13-Jan-95

TENANT: Data Dimensions                   Phone:                  688-1000
        --------------------------------                          ---------
Contact:Larry Martin                      Fax:
        --------------------------------                          ---------
Address:777 108th Avenue NE, Suite 2070   Type of Business:
        --------------------------------                          ---------
        Bellevue, WA 98004                Check One: New Tenant       X
        --------------------------------                          ---------
                                                     Renewal      ---------
                                                    Add'l Space   ---------
                                                     Option:      ---------
                                                     Other:       ---------

SPACE:  Floor:      20                    Total Building SF:        404,154
               -----------                                        ---------
        SF/NRA:    841                    Percentage of Building:    0.21%
               -----------                                        ---------
        SF/NUA:    743
               -----------

LEASE TERM:      29 months                Commencement Date         2/1/95
               -----------                                         --------
                                          Rent Commencement Date:   2/1/95
                                                                   --------
                                          Expiration Date:          6/30/97
                                                                   --------
RATE PER SQFT:   $21.00                   Security Deposit:          $0.00
               -----------                                         --------
                                          Advance Rent Payment:       N/A
                                                                   --------
                                          Base Year:                  1996
                                                                   --------
LEASE COSTS
TENANT IMPROVEMENTS: +/-$22,000 =   $29.61          +/- $22,000
                     ----------     -----------     --------------
                                      $/USF         Tenant Payment

LEASE ASSUMPTION: N/A         = (        divided by         divided by         )
                  ----------     -------           --------           --------
                  Total Cost     Rate/SF           # months           Total SF
                                                   remaining
                                                   on lease

LEASE COMMISSION: $1,280.42   =    3%       Paid to:  WRALP
                  ----------     ----------         --------
                  Total Cost     $/SF or %

PARKING:                  1                0               Market Rate
                  ---------------  ----------------        -----------
                  # garage spaces  # surface spaces

SPECIAL PROVISIONS:   (Option to Extend, Expand, Cancel, etc.)
Expansion:  N/A
Terminate:  N/A
Renewal:    N/A

Prepared by Christopher Bothun